UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

HAPC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 25, 2007, HAPC, INC. (“HAPC”) issued a press release announcing that the 2007 Special Annual Stockholders Meeting of HAPC (the “Meeting”) scheduled to take place at 10:00 am (local time) on Wednesday, September 26, 2007 at the offices of Morgan Lewis & Bockius LLP (“Morgan Lewis”), located at 101 Park Avenue, New York, New York 10178, would convene but be adjourned to take place at 10:00 am (local time) on Wednesday, October 10, 2007, at the offices of Morgan Lewis. The Meeting was so convened and adjourned as announced. The record date of August 6, 2007 remains the same for the adjourned Meeting.

A copy of the press release is attached hereto as Exhibit 99.1 This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 Other Events

The information set forth under Item 7.01 above is incorporated herein by reference.

Additional Information and Where to Find It

HAPC filed its Definitive Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2007 and mailed the Definitive Proxy Statement to stockholders of record as of August 6, 2007 on August 8, 2007. HAPC filed a Supplement to its Definitive Proxy Statement with the SEC on September 18, 2007 and mailed the Supplement to stockholders of record as of August 6, 2007 on or about September 18, 2007. HAPC’s stockholders are urged to read the Definitive Proxy Statement, the Supplement and other relevant materials as they contain important information about the acquisition of all of the issued and outstanding capital stock of InfuSystem, Inc. HAPC stockholders may obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to HAPC, INC., 350 Madison Avenue, New York, New York 10017, Tel: (212) 418-5070.

HAPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HAPC in connection with the proposed acquisition of InfuSystem, Inc. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the Definitive Proxy Statement described above.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.
99.1	Press Release issued by HAPC, INC. on September 25, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Pat LaVecchia
Name:	Pat LaVecchia
Title:	Secretary

Dated: September 26, 2007

Index to Exhibits

Exhibit No.
99.1	Press Release issued by HAPC, INC. on September 25, 2007